EXHIBIT 10.02

AMENDMENT NO. 15 TO FOUR CORNERS PROJECT OPERATING AGREEMENT

THIS AMENDMENT NO. 15 TO FOUR CORNERS PROJECT OPERATING AGREEMENT (this “Amendment”) is made and entered into as of March 15, 2015, by and among ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (“Arizona”); EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“New Mexico”); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (“Salt River Project”); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (“Tucson”). Arizona, El Paso, New Mexico, Salt River Project, and Tucson are herein collectively referred to as the “Parties”.

RECITALS

The Parties, together with Southern California Edison, which sold its interest in the Four Corners Project to Arizona, entered into the Four Corners Project Operating Agreement, effective as of March 1, 1967, and amendments thereto through Amendment No. 14, dated December 30, 2013 (as amended by such amendments, the “Operating Agreement”), providing, among other things, for the operation and management of the Four Corners Project.

Arizona and El Paso are parties to a Purchase and Sale Agreement, dated as of February
17, 2015 (the “Purchase Agreement”), providing, among other things, for the sale by El Paso to Arizona, and the purchase by Arizona from El Paso, of El Paso’s interests in the Four Corners Project and the Facilities Switchyard (the “El Paso Interest Transfer”).

This Amendment will take effect on the Amendment No. 15 Effective Date, as defined herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Defined Terms. Defined terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Operating Agreement.

2.Amendment of Section 1. Section 1 is hereby amended to delete “EL PASO ELECTRIC COMPANY, a Texas corporation (hereinafter referred to as “El Paso”);” from the second line thereof.

3.Amendment of Section 2.2. Section 2.2 is hereby amended to substitute “El Paso” for “El Paso Electric Company (hereinafter referred to as “El Paso”)” in the first line thereof, and to add the following sentence immediately following the last sentence thereof: “Amendment No. 15 to this Agreement provides, among other things, for updated ownership percentages as they existed following the consummation of the transfer to Arizona by El Paso of El Paso’s interests in the Four Corners Project pursuant to that certain Purchase and Sale

Agreement, dated as of February 17, 2015 (the “Purchase Agreement”). As of the effective date of Amendment No. 15 to this Agreement, El Paso will no longer be a party to this Agreement, and all references to El Paso as well as El Paso’s designation as a Participant, as that term is defined in Section 5.56 herein, are limited to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 15 to this Agreement.”

4.Amendment of Section 5.56. Section 5.56 is hereby amended to delete “, El Paso” in the first line thereto, and to add the following clause immediately following “Project” in the third line thereof: “, and, when referring specifically to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 15 to this Agreement, El Paso.”.

5.Amendment of Section 6.2. Section 6.2 is hereby amended to delete “, El Paso”
from the first line thereof.

6.Amendment of Section 17.1.1.2. Section 17.1.1.2 is hereby amended to substitute
“70%” for “63%” in the first line thereof, and to delete “El Paso 7%” in the second line thereof.

7.Amendment of Section 17.1.1.3. Section 17.1.1.3 is hereby amended to substitute “80%” for “75.33%” in the first line thereof, and to delete “El Paso 4.67%” in the second line thereof.

8.Amendment of Section 17.1.1.4. Section 17.1.1.4 is hereby amended to substitute “62.73%” for “52.23%” in the first line thereof, and to delete “El Paso 10.50%” in the second line thereof.

9.Amendment of Section 17.1.1.6. Section 17.1.1.6 is hereby amended to substitute “58.40%” for “57.90%” in the first line thereof, and to delete “El Paso .50%” in the second line thereof.

10.Amendment of Section 17.1.1.7. Section 17.1.1.7 is hereby amended to substitute
“70%” for “63%” in the first line thereof, and to delete “El Paso 7%” in the second line thereof.

11.Amendment of Section 17.1.1.8. Section 17.1.1.8 is hereby amended to substitute “68.75%” for “62.45%” in the first line thereof, and to delete “El Paso 6.3%” in the second line thereof.

12.Amendment of Section 17.1.1.9. Section 17.1.1.9 is hereby deleted in its entirety and replaced to read in full as follows:

“17.1.1.9(a) Common Facilities and Related Facilities - for Operating Costs incurred prior to, or required to satisfy liabilities related to operation of the Common and Related Facilities, prior to the effective date of Amendment No. 15.

Arizona	78.27%
New Mexico	9.42%
Salt River Project	7.24%
Tucson	5.07%

17.1.1.9(b)    Common Facilities and Related Facilities - for all Operating Costs not covered by Section 17.1.1.9(a).

Arizona	70%
New Mexico	13%
Salt River Project	10%
Tucson	7%

Operating Costs which cannot be assigned to any generating Unit or facility but apply to all units shall be shared among all Participants at the Enlarged Four Corners Generating Station in the same said percentages as the Common Facilities and Related Facilities.”.

13.Amendment of Section 19.19. Section 19.19 is hereby amended to substitute “85%” for “81.50%” in the fifth line thereof, and to delete “El Paso 3.5%” from the ninth line thereof.

14.Amendment of Section 24.1.3. Section 24.1.3. is hereby deleted.

15.Amendment of Section 24.4. Section 24.4 is hereby amended to substitute “58.40” for “57.90%” in the third line thereof, and to delete “El Paso .50%” in the fourth line thereof.

16.Amendment of Exhibit 2. Exhibit 2 is hereby amended as follows and is attached to this Amendment as Exhibit 2-A:

To substitute “70%” for “63%” in the first line of the “PROJECT ALLOCATION” table relating to the “CONNECTION TO RESERVE AUXILIARY POWER SOURCE,” and to delete “El Paso 7%” from the second line thereof.

To substitute “58.40%” for “57.90%” in the first line of the “COST ALLOC. & OWNERSHIPS” table relating to the “NO.1 230/345KV BUS TIE TRANSFORMER,” and to delete “El Paso .50%” from the second line thereof.

To substitute “68.75%” for “62.45%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “CONNECTION TO 345KV SWITCHYARD FACILITIES,” and to delete “El Paso 6.3%” from the second line thereof.

To substitute “80%” for “75.33%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “500KV SWITCHYARD LIMITS,” and to delete “El Paso 4.67%” from the second line thereof.

To substitute “62.73%” for “52.23%” in the first line of the “COST ALLOCATION & OWNERSHIPS” table relating to the “345KV SWITCHYARD LIMITS,” and to delete “El Paso 10.50%” from the second line thereof.

To substitute “70%” for “63%” in the first line of the “PROJECT ALLOCATION” table relating to the “345/500KV, 4-16 250MVA EA.” diagram on the lower right corner of Exhibit 2, and to delete “El Paso 7%” from the second line thereof.

17.Amendment No. 15 Effective Date; Termination. The “Amendment No. 15
Effective Date” means the date of consummation of the El Paso Interest Transfer pursuant to the
Purchase Agreement (the “El Paso Transfer Closing Date”).

18.Notices. Any notice provided for in this Amendment shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

Arizona Public Service Company c/o Secretary
P.O. Box 53999
Phoenix, Arizona 85072-3999

El Paso Electric Company
c/o Secretary
P.O. Box 982
El Paso, Texas 79960

Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245

Salt River Project Agricultural
Improvement and Power District
c/o Secretary
Mail Station PAB215
P.O. Box 52025
Phoenix, Arizona 85072-2025

Tucson Electric Power Company
c/o Secretary
P.O. Box 711
Tucson, Arizona 85702

19.Effect of Amendment. The Parties acknowledge and agree that (a) except as specifically amended by this Amendment, the Operating Agreement is unamended, and (b) the Operating Agreement, as amended by this Amendment, remains in full force and effect.

20.Counterparts; Facsimile and .PDF Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Any signature page delivered by facsimile, telecopy, or .pdf file shall be binding to the same extent as an original signature page, with regard to any agreement, subject to the terms hereof or any amendment thereto. Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party who requests it.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: [signature]
Its: VP, Fossil Generation

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 15 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: Rocky R. Miracle
Its: SVP

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 15 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: V.P. PNM Generation

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 15 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: [signature]
Its: AGM + Chief Power System Executive

Reviewed by SRP Legal Services

By: Karilee S Ramaley
Its: Director, Environmental Law

TUCSON ELECTRIC POWER COMPANY

By: ______________________________
Its: ______________________________

Signature Page to Amendment No. 15 to Project Operating Agreement

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By: ______________________________
Its: ______________________________

EL PASO ELECTRIC COMPANY

By: ______________________________
Its: ______________________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______________________________
Its: ______________________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________________
Its: ______________________________

Reviewed by SRP Legal Services

By: ______________________________
Its: ______________________________

TUCSON ELECTRIC POWER COMPANY

By: [signature]
Its: VP Energy Resources

Signature Page to Amendment No. 15 to Project Operating Agreement

Exhibit 2-A

PROJECT ALLOCATION
APS 70%
P.S.N.M. 13%
Salt Riv. 10%
Tucson 7%
CONNECTION TO RESERVE AUXILIARY POWER SOURCE
RES. AUX.
13.8 KV-4160 V. 45 MVA
TO APS 230 KV
SOURCE AUXILIARY POWER SOURCE
NO. 1 230/345 KV 560 TIE TRANSFORMER
NO. 2 230/345 KV 560 TIE TRANSFORMER
COST ALLOC. & OWNERSHIPS
APS 58.40%
P.S.N.M. 12.54%
Salt Riv. 28.56%
Tucson 0.50%
CONNECTION TO 345 KV SWITCHYARD FACILITIES
COST ALLOC. & OWNERSHIPS
APS 68.75%
P.S.N.M. 12.95%
Salt Riv. 12.00%
Tucson 6.30%
UNIT 4
22 KV-345 KV 6 - 1 ϕ 275 MVA EA.
345 KV
345 KV SWITCHYARD LIMITS
NOTE:
HEAVY, SOLID LINES DEFINE COMPLETE SWITCHYARD LIMITS FOR COST ALLOCATIONS AND UNDIVIDED OWNERSHIPS.
APS #1 345 KV
APS #2 345 KV
PSNM 345 KV
PSNM 345 KV
UNIT 5
22 KV-500 KV 4 - 1 ϕ 275 MVA EA.
500 KV SWITCHYARD LIMITS
500 KV
COST ALLOC. & OWNERSHIPS
APS 80%
P.S.N.M. 8.66%
Salt Riv. 6.67%
Tucson 4.67%
COST ALLOC. & OWNERSHIPS
APS 62.73%
P.S.N.M. 22.62%
Salt Riv. 10.00%
Tucson 4.66%
PROJECT ALLOCATION
APS 70%
P.S.N.M. 13%
Salt Riv. 10%
Tucson 7%
500 KV